UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2009
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15063 (Commission File Number)	33-0618093 (I.R.S. Employer Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth in Item 3.03 below is incorporated by reference herein.
Item 3.03 Material Modification to Rights of Security Holders.
On March 26, 2009, Endocare, Inc. (the “Company”) entered into Amendment No. 2 to Rights Agreement, dated March 26, 2009 (the “Amendment”), between the Company and Computershare Trust Company, N.A., as successor rights agent, which amended the Rights Agreement, dated March 31, 1999, between the Company and U.S. Stock Transfer Corporation (as previously amended, the “Rights Agreement”).
Among other revisions, the Amendment modifies the definition of “Acquiring Person” as follows:
•	The Amendment increases the threshold at which any person becomes an Acquiring Person from 15% to 20% of the Company’s common stock then outstanding;

•	The Amendment excludes from the definition of Acquiring Person any person who becomes the beneficial owner of 20% or more of the Company’s common stock then outstanding as a result of the acquisition of shares in one or more transactions approved in advance by the Company’s Board of Directors, either directly from the Company or from third parties. Previously this exclusion only applied to purchases directly from the Company; and

•	The Amendment deletes references to entities that were carved out of the definition of “Acquiring Person” upon adoption of the Rights Agreement in 1999.
In addition, the Amendment changes the “Final Expiration Date,” as defined in the Rights Agreement, from March 31, 2009 to March 31, 2011.
The Company intends to submit the Rights Agreement, as amended, to its stockholders for approval within twelve months after the date of the Amendment unless the Company terminates the Rights Agreement, as amended, prior to March 26, 2010.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Amendment is attached hereto as Exhibit 4.3 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

4.1*	Rights Agreement, dated March 31, 1999, between the Company and U.S. Stock Transfer Corporation, which includes the form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A , the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C.

4.2**	Amendment No. 1 to Rights Agreement, dated June 24, 2005, between the Company and U.S. Stock Transfer Corporation.

4.3	Amendment No. 2 to Rights Agreement, dated March 26, 2009, between the Company and Computershare Trust Company, N.A., as successor Rights Agent to U.S. Stock Transfer Corporation.

*	Previously filed as an exhibit to Form 8-K filed on June 3, 1999.

**	Previously filed as an exhibit to Form 8-K filed on June 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
March 30, 2009	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

4.1*	Rights Agreement, dated March 31, 1999, between the Company and U.S. Stock Transfer Corporation, which includes the form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A , the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C.

4.2**	Amendment No. 1 to Rights Agreement, dated June 24, 2005, between the Company and U.S. Stock Transfer Corporation.

4.3	Amendment No. 2 to Rights Agreement, dated March 26, 2009, between the Company and Computershare Trust Company, N.A., as successor Rights Agent to U.S. Stock Transfer Corporation.

*	Previously filed as an exhibit to Form 8-K filed on June 3, 1999.

**	Previously filed as an exhibit to Form 8-K filed on June 28, 2005.

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